UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2005

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

UCDP FINANCE, INC.

(Exact name of Registrants as specified in its charter)

Florida Florida	333-108661	59-3128514 42-1581381
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

1000 Universal Studios Plaza Orlando, FL	32819-7610
(Address of principal executive offices)	(Zip code)

(407) 363-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective October 3, 2005, Jon M. Barnwell resigned as a partnership and audit committee representative of Universal City Development Partners, Ltd., Universal City Florida Holding Co. I, and Universal City Florida Holding Co. II. As partnership representative, Mr. Barnwell was replaced with David S. Blitzer. Mr. Blitzer is a Senior Managing Director at the Blackstone Group, L.P., which he joined in 1991. Mr. Blitzer currently serves as a Director of Spirit Group, Houghton Mifflin, and Centerplate. As audit committee representative, Mr. Barnwell was replaced with Michael S. Chae, who is already a current partnership representative.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

Date: October 6, 2005	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Principal Financial Officer

UCDP FINANCE, INC.

Date: October 6, 2005	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Treasurer (Principal Financial Officer)